LEADERS SERIES IV* (ACCESS, CORE, OUTLOOK, PLUS)
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

*This product was previously sold under various marketing names depending on which Financial Intermediary sold the product and/or when the product was sold. These marketing names include: Series IV of Leaders, Leaders Access, Leaders Plus, and Leaders Outlook.
The variable annuity products described in this prospectus are individual or group deferred flexible premium variable annuities. This prospectus describes four different classes of the Contract: Access, Core, Outlook and Plus. The classes have different fees and expenses (including surrender charges and periodic charges). For the "Plus" Class of Contracts, each time you make a Premium Payment, we will credit your Contract Value with a bonus amount that we call a Payment Enhancement. The expenses for these "Plus" Contracts may be higher than the expenses for a contract without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses. We expect to make profit from bonus charges.
You won’t always get to keep your Payment Enhancement credited to your Contract Value. We will take back or “recapture” some or all of the Payment Enhancements under certain circumstances:
•We take back Payment Enhancements credited in the 12 months prior to the date we receive notice of death. However, we will not exercise this right Under the Contract. As such, we waive the recapture of Payment Enhancements for death benefits.
•We will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.
•We will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.
The Contracts are no longer for sale to new investors. However, we continue to administer the in force annuity contracts.
This prospectus describes the Contract between each Owner and joint Owner (“you”) and Talcott Resolution. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. Availability of Funds may vary by employer. Participants should reference their plan documents for a list of available Funds. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Please read this prospectus carefully and keep it for your records for future reference. This prospectus is filed with the Securities and Exchange Commission ("SEC" or "Commission"). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained from us by calling 1-800-862-6668 or the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2025

1. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under the Principal First rider.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under the Principal First rider. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender. The CDSC is also referred to as the "surrender charge" in this prospectus.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferral Option: Subject to eligibility requirements, the option to defer the Annuity Commencement Date to the Annuitant's 100th birthday.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Fund options available in your Contract.
Eligible Withdrawal Year: As used in the Lifetime Income Foundation and Lifetime Income Builder II riders, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature (FAF): Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the FAF may be called the Fixed Account. The FAF was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: The General Account includes our company assets, including any money you may have invested in the FAF, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders) are excluded from this definition. For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II and Lifetime Income Builder Selects riders, a Lifetime Benefit Payment is the greater of (a) your Withdrawal Percent multiplied by your Payment Base (sometimes referred to as "Guaranteed Withdrawal") or (b) your Withdrawal Percent multiplied by your Contract Value as of the relevant measuring point (sometimes referred to as "Withdrawal Available").
Lifetime Income Eligibility Date: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.

1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders. The Payment Base may be subject to automatic annual Payment Base increases when either of the Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders has been elected. In Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, Payment Base includes Payment Enhancements (Plus Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company-sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of Lifetime Income Foundation or Lifetime Income Builder II riders.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract. Payment Enhancements are not considered Premium Payments for purposes of Contract benefits.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, we may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be based on the attained age of the oldest Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be based on the attained age of the youngest Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the applicable measuring point.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. The required beginning date is now based on “applicable age” as defined in the Code. If you attain age 72 after 2022 and age 72 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. If you were born in 1959, you should consult your tax advisor regarding your “applicable age” because it is unclear under SECURE 2.0, as enacted, whether your “applicable age” is age 73 or age 75.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Accounts: The variable investment options under the Contract, also referred to as Fund options.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or any Contract Year that is prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading at the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company.

Withdrawal Percentage: The multiplier used in calculating Lifetime Benefit Payments under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges depending on the class of Contract that you own (i.e., Access, Core, Outlook or Plus). Surrender charges may apply to both partial and full Surrenders.
•Access. No surrender charges.
•Core. If you withdraw money from your contract within 7 years following your last premium payment, you may be assessed a surrender charge of up to 7% (as a percentage if premium payments withdrawn), declining to 0% over that time period.
•Outlook. If you withdraw money from your contract within 4 years following your last premium payment, you may be assessed a surrender charge of up to 7% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
•Plus. If you withdraw money from your contract within 8 years following your last premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000 for a Core or Outlook contract, or $8,000 for a Plus contract. No surrender charges would apply to an Access contract.

Additionally, with the "Plus" Contracts, you won’t always get to keep your Payment Enhancement credited to your Contract Value. We will take back or “recapture” some or all of the Payment Enhancements under certain circumstances:
•We will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.
4. Fee Table 7. The Contract - c. Charges and Fees and Special Considerations for "Plus" Contracts
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions (e.g., transferring money between investment options).			4. Fee Table
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees Appendix A - Investment Options Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract (varies by contract class)	1.26%¹	1.71%¹
	Investment Options (fund fees and expenses)	0.36%²	1.57%²
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%[3]	1.50%[4]

1 As a percentage of average daily Sub-Account Values.
2 As a percentage of fund net assets.
3 As a percentage of average daily Contract or Payment Base depending on the optional benefit selected.
4 As a percentage of Payment Base.

Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,924	Highest Annual Cost: $5,154
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive combination of contract classes and fund fees and expenses	•Most expensive combination of contract classes, optional benefits and fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract, including loss of principal.		5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by by calling 1-800-862-6668.
	RESTRICTIONS		Location in Prospectus
Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Investment Options Available Under the Contract

Optional Benefits
~~•~~Optional benefits may further limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.
•Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
•If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract, and may be subject to federal and state income taxes and a 10% federal penalty tax.

7.a Purchases and Contract Value - Deduction of Advisory Fees

7.c. Charges and Fees

9. Death Benefits

Section 11. Federal Tax Considerations

Appendix A - Investment Options Available Under the Contract

Appendix C-F

	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59½.
11. Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
10. Miscellaneous - (e) How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7. a Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 11. Federal Tax Considerations for more information.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
•The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Investment Options Available Under the Contract.
•The FAF, which guarantees principal and a minimum interest rate. We we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts.
Annuity Period. Your Contract enters the payout phase on the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90 (or age 100 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us (i.e., the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Contract Classes. This prospectus describes four different classes of the Contract: Access, Core, Outlook and Plus. The classes have different fees and expenses (including surrender charges and periodic charges).
Contract Versions. The Contract was sold under various marketing names depending on which Financial Intermediary sold the Contract and/or when the Contract was sold. These marketing names include: Series IV of Leaders, Leaders Access, Leaders Plus, and Leaders Outlook. Different investment options and investment restrictions may apply to different versions of the Contract. See Appendix A for more information.
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay the higher of Contract Value or total Premium Payments (adjusted for prior withdrawals) upon your or the Annuitant’s death. If you elected for an additional charge the Contract’s optional guaranteed minimum death benefit (MAV/MAV Plus) that is no longer for sale, or an optional living benefit that includes a non-standard death benefit, a greater death benefit may be payable upon death.
Optional Living Benefits. We offered various optional living benefits under the Contract that are no longer for sale, including a guaranteed minimum withdrawal benefit (Principal First) and four guaranteed lifetime withdrawal benefits (Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder II and Lifetime Income Foundation). If you own one of these optional benefits, you pay an additional charge.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
•Payment Enhancements (Plus Contracts Only). We call this Class of Contracts “Plus” because each time you make a Premium Payment, we will credit your Contract Value with a bonus amount that we call a Payment Enhancement. The expenses for these Contracts may be higher than the expenses for a contract without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses. We expect to make profit from bonus charges.If you own a Plus Contract, when you make a Premium Payment, we add an additional sum to your Contract Value equal to 4% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 5% of the Premium Payment if cumulative Premium Payments are $50,000 or more.
•InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.

•Asset Allocation Models. Allows you to select an asset allocation model of Funds based on potential factors such as risk tolerance, time horizon or investment objective or based on groups of certain Funds or Fund families.
•Asset Rebalancing. Allows you to automatically rebalance Contract Value in the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
•Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund Option (or the FAF, if available) to another Fund option.
◦Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options (or FAF, if available) to another Fund option.
Automatic Income Program. Allows you to make automatic, periodic withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.
4. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

	Access	Core	Outlook	Plus
Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn) (1)	None	7%	7%	8%
(1)     Each Premium Payment has its own CDSC schedule:

Number of years from Premium Payment	Core CDSC	Outlook CDSC	Plus CDSC
1	7%	7%	8%
2	7%	6%	8%
3	7%	5%	8%
4	6%	4%	8%
5	5%	0%	7%
6	4%	0%	6%
7	3%	0%	5%
8	0%	0%	4%
9 or more	0%	0%	0%
The CDSC is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. See "The Contract - c. Charges and Fees - Sales Charge (Surrender Charge).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses. If you purchased an optional benefit, you pay additional charges, as shown below.

	Access	Core	Outlook	Plus
Administrative Expenses (2)	$30	$30	$30	$30
Base Contract Charges (as a percentage of average daily Sub-Account Values)	1.70%	1.25%	1.65%	1.65%
Maximum Optional Benefit Charges (as a percentage of average daily Sub-Account Values)
Principal First Charge (3)(4)(5)	0.75%	0.75%	0.75%	0.75%
MAV Plus Death Benefit Charge (6)	0.30%	0.30%	0.30%	0.30%

Maximum Optional Benefit Charges (3) (as a percentage of Payment Base (7))
Lifetime Income Foundation (3)	0.30%	0.30%	0.30%	0.30%
Lifetime Income Builder II (3)(4)	0.75%	0.75%	0.75%	0.75%
Lifetime Income Builder Selects (3)(4)
- Single Life Option	1.50%	1.50%	1.50%	1.50%
- Joint/Spousal Life Option	1.50%	1.50%	1.50%	1.50%
Lifetime Income Builder Portfolios (3)(4)
- Single Life Option	1.50%	1.50%	1.50%	1.50%
- Joint/Spousal Life Option	1.50%	1.50%	1.50%	1.50%
(2)    We call this the Annual Maintenance Fee in your Contract. The fee is waived if Contract Value is $50,000 or more on your Contract Anniversary. Please see "Annual Maintenance Fee" in section 7.c. Charges and Fees for more information.
(3)    You may not own more than one of these optional riders at the same time.
(4)    Current rider charges are:Lifetime Income Builder II - 0.75%, Principal First - 0.75%. Current charges for Lifetime Income Builder Selects and Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%.
(5)    If you elected this rider between August 5, 2002 and January 29, 2004, the annual charge was 0.35% of your Contract Value invested in the Sub-Accounts. If elected between January 30, 2004 and February 16, 2009, the annual charge was 0.50% of your Contract Value invested in the Sub-Accounts. As of February 17, 2009, the annual charge for this rider was increased to 0.75% of your Contract Value invested in the Sub-Accounts. This charge applied to newly elected riders and at the time you elected to “step-up” the rider Benefit Amount. See “Principal First-Step Up” for more information.
(6)    MAV Plus Death Benefit is not available in Washington and Minnesota. A different Death Benefit called the MAV Death Benefit is available instead. The charge for MAV Death Benefit is the same. Please see Section 9.c. MAV Plus Death Benefit for more information.
(7) Payment Base is defined in the Glossary and described further in applicable optional riders.
The following tables show the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of investment options available under the Contract, including their annual expenses.

All Contract Versions	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.36%	1.57%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in a specific version and class of the Contract for the time periods indicated (excluding Payment Enhancements for Plus Contract, if any). The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)    If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$12,469	$22,700	$31,999	$51,110

(2)    If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,659	$14,007	$24,327	$50,001

(3)    If you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$5,184	$15,532	$25,852	$51,526

5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon. For certain classes of the Contract, a Surrender charge may apply to Surrenders exceeding the AWA.
Fund Options Risk. Amounts that you invest in the Fund options are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard and optional benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. In addition, partial Surrenders may reduce the value of an optional living or death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you have amounts invested in the FAF and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the FAF for up to six months from the date of the Surrender request. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Investment Restrictions Risk. If you elected an optional benefit, you may be subject to investment restrictions that limit the investment options that are available to you. We may terminate your benefit if you fail to satisfy such investment restrictions. Investment restrictions are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail. In addition, the Contract’s restrictions on the maximum amount that may be transferred annually from the FAF to the Sub-Accounts, and its restrictions on when amounts may be transferred from the Sub-Accounts to the FAF, may apply to you. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Asset Allocation Model Risk. You may be able to participate in the asset allocation models that are available under the Contract, or the investment restrictions related to an optional benefit you selected may include asset allocation models. Asset allocation does not guarantee that your Contract Value will increase. Nor will it protect against a decline in Contract Value if market prices fall. If you choose to participate in an asset allocation model, you are responsible for determining which model portfolio is best for you.
Selection Risk. The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not have chosen the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Payment Enhancement Risk. Owners of Plus Contracts pay for the Payment Enhancement feature through the higher Contract fees and CDSCs that apply to Plus Contracts compared to the other Contract classes. If you purchased a Plus Contract, it may turn out that you would have been better off purchasing another Contract class. The Payment Enhancements may, over time, be more than offset by the higher expenses. In addition, certain events may result in prior Payment Enhancements being forfeited (or "recaptured"). To the extent that your Payment Enhancements are recaptured, you will have paid for a benefit that did not provide a financial return.
We will recapture some or all of the Payment Enhancements under the following circumstances:
~~•~~We will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts. This recapture will negatively impact your Annuity Payouts because you will be annuitizing fewer assets under the Contract.
•We will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender. Upon a full Surrender, this recapture will reduce the Surrender Value of your Contract. Upon a partial Surrender, this recapture will reduce your remaining Contract Value by more than the amount withdrawn and may reduce the value of the Contract's death or living benefits, including the standard death benefit.
When a Payment Enhancement is recaptured, the amount we recapture will exclude any investment gains on the Payment Enhancement. However, if you have investment losses on the Payment Enhancement, we will recover the original amount of the Payment Enhancement.
Payment Enhancements may be excluded from the calculation of death or living benefits under the Contract. Payment Enhancements may be excluded from the calculation of death or living benefit. Payment Enhancements are only included as part of Contract Value in any death benefit calculation, including the standard death benefit. Depending on the optional living benefit elected, if any, Payment Enhancements may or may not be included in the applicable benefit base and, therefore, may be excluded from the benefit. See the sections of this prospectus providing additional information about the Contract's death and living benefits for more information.
Annuity Commencement Date Deferral Risk. You may not be eligible to elect the Deferral Option. If you are eligible for the Deferral Option and you properly elect it, certain changes and restrictions will apply to your Contract (including changes to the Death Benefit), all optional benefits in effect will terminate (previously paid fees for those benefits will not be refunded), you may be required to transfer Contract Value from the FAF, and there could be negative tax consequences. Election of the Deferral Option may not be in your best interest.
Financial Strength and Claims-Paying Ability Risk. Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under the FAF are subject to our financial strength and our claims paying ability.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. See 10. Miscellaneous - d. Cybersecurity and Disruptions to Business Operations for additional information.
6. General Information
a.The Company
Talcott Resolution Life and Annuity Insurance Company (the "Company") is a stock life insurance company originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently re-domiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company.
Our corporate offices are located at 1 American Row, Hartford, CT 06103.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
b. The General Account
The FAF is part of our General Account. Any amounts that we are obligated to pay under the FAF and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for Contracts issued in Massachusetts.
c. The Separate Account
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.
d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps Sub-Account assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. Returns from Contract Value allocated to a Sub-Account will vary based on the investment experience of the Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See "Appendix A - Investment Options Available Under the Contract." Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting:

Class of Contract	Website Address
Leaders Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589562
Leaders Access Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589554
Leaders Plus Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589547
Leaders Outlook Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589463
Voting Rights
We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Fund Options
Subject to any applicable law, we may make certain changes to the Sub-Accounts offered under your Contract. We may, at our discretion, establish new Sub-Accounts. New Sub-Accounts may be made available to existing Owners as we deem appropriate. We may also close one or more Sub-Accounts to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate a Sub-Account if the underlying Fund decides to liquidate. Unless otherwise directed, if a Fund does not survive a merger or reorganization, your investment instructions will be automatically updated to include the Sub-Account investing in the Fund that survived the merger or reorganization.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.
Fees and Payments We Receive from Funds and related parties
We receive substantial fees and varying administrative services payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2024, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, Invesco Distributors Inc., Lincoln Financial Investments, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2024, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $25 from that Fund). For the fiscal year ended December 31, 2024, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $67 million.

e. Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts. Any Contract Value currently invested in the FAF may remain.
The following information applies only for Contract Value allocated to or in the FAF as of October 4, 2013.
Important Information You Should Know: The FAF is not registered under the 1933 Act and is not registered as an investment company under the 1940 Act. The FAF or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the FAF are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The FAF is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the FAF become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the FAF are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the FAF at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the FAF. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the FAF interest rates currently in effect. If you are invested in the FAF, we send you notice of the FAF credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the FAF on a “first-in first-out” basis.
Asset Rebalancing is not available for the FAF.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the amount of your withdrawal allocated to the FAF will reduce your Contract's FAF value.
Important: The guaranteed minimum annualized interest rate for all Contracts is 3%, unless a higher minimum interest rate is required by state law. Any interest credited to amounts you allocate to the FAF in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the FAF may not exceed the minimum guaranteed interest rate for any given year. The FAF interest rates may vary by State. While we do not charge a separate fee for investing in the FAF, our expenses associated with offering this feature are factored into the FAF.
7. The Contract
a.     Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Section 401(a) of the Code;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We no longer accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of the Premium Payments:
•if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and
•for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through withdrawal, surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract, and any fees or penalties to terminate your existing contract, with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.

For Plus contracts only, we add an additional sum to your Account Value equal to 4% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 5% of the Premium Payment if cumulative Premium Payments are $50,000 or more. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Contract Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk charges and a larger CDSC extending over a longer period of time. We expect to make a profit from bonus charges. Payment Enhancements will be recaptured if you:
•Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.
•Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.
There could be circumstances where you may be worse off if you purchased a Plus Contract than other Contract variations. For example, if the Contract is cancelled during the free look period, we recapture any Payment Enhancement(s) that have been credited to your Contract. If state law provides that Contract Value is returned on a free look, and if the performance of the applicable Sub-Accounts has been negative during that period, we will return the Contract Value less the Payment Enhancement(s). The negative performance associated with the Payment Enhancement(s) will reduce the Contract Value more than if the Payment Enhancement(s) had not been applied.

Special Considerations for “Plus” Contracts
We call this Class of Contracts “Plus” because each time you make a Premium Payment, we will credit your Contract Value with a bonus amount that we call a Payment Enhancement. The expenses for these Contracts may be higher than the expenses for a contract without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses. No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the Payment Enhancements. We expect to make profit from bonus charges.
We will take back or “recapture” some or all of the Payment Enhancements under certain circumstances:
•We take back Payment Enhancements credited in the 12 months prior to the date we receive notice of death. However, we will not exercise this right under the Contract. As such, we will waive the recapture of Payment Enhancements for death benefits.
•We will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts. This recapture will negatively impact your Annuity Payouts because you will be annuitizing fewer assets under the Contract.
•We will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender. Upon a full Surrender, this recapture will reduce the Surrender Value of your Contract. Upon a partial Surrender, this recapture will reduce your remaining Contract Value by more than the the amount withdrawn and may reduce the value of the Contract's death or living benefits, including the standard death benefit.
A CDSC is not imposed on any withdrawn or recaptured Payment Enhancements.
Payment Enhancements do not always benefit you. The expenses for Contracts with Payment Enhancements may be higher than the expenses for a contract without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses. You and your financial adviser should consider some of the following factors when determining what type of contract is appropriate for you:
•The length of time that you plan to continue to own your Contract;
•The frequency, amount and timing of any partial Surrenders;
•The amount of your Premium Payments;
•When you plan to annuitize your Contract; and
•Whether you might experience an event that results in the recapture of some or all of the Payment Enhancements.
You should also know that:
•Over time, particularly in a positive market, the relatively higher Mortality and Expense Risk Charge associated with Plus Contracts may exceed the sum of Payment Enhancements and related earnings.
•Your Payment Enhancements may be fully or partially forfeited should all or some of your Payment Enhancements be recaptured, as described above. When a Payment Enhancement is recaptured, the amount we recapture will exclude any investment gains on the Payment Enhancement, but if you have investment losses on the Payment Enhancement, we will recover the original amount of the Payment Enhancement.
•Payment Enhancements may be excluded from the calculation of death or living benefits under the Contract. Payment Enhancements are only included as part of Contract Value in any death benefit calculation, including the standard death benefit. Depending on the original living benefit elected, if any, Payment Enhancements may or may not be included in the applicable benefit base and, therefore, may be excluded from the benefit. See the sections of this prospectus providing additional information about the Contract's death and living benefits for more information.
Deduction of Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 11. Federal Tax Considerations for more information. See also the sections of this prospectus providing additional information about the Contract's optional death and living benefits.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.

How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of your investment in the FAF, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments (and any applicable Payment Enhancements) are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by
•The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by
•Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.
We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Fund options available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix A for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the FAF is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the AIP.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits. Such requirements and conditions help us limit our risk to an acceptable level so that we can offer the guaranteed minimum withdrawal benefit. They are intended to reduce the risk of investment losses that could require us to use our General Account assets to pay amounts due under the guaranteed minimum withdrawal benefit rider to your Contract.

If we change an asset allocation model required for maintaining a guaranteed minimum withdrawal benefit, the changes will not be applied to your existing Fund allocations. You may be required to elect a new asset allocation model in order to continue to maintain your guaranteed minimum withdrawal benefit. We will give you advance notice of the changes.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the FAF. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Occasionally, Funds may be liquidated or merged into other Funds due to actions taken by its Fund company. As a result of these actions, the Funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current Fund allocations of your model with your investment professional to determine whether they meet with your current and ongoing needs.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for the FAF.
Dollar Cost Averaging
We offer two dollar cost averaging programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the FAF (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program. Please note that no additional Premium Payments or Account Value may be allocated to the FAF as of October 4, 2013.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the FAF (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments or, if an optional withdrawal benefit is elected, up to the allowable limit under the rider, each Contract Year without a CDSC, if applicable. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA and rider limit, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see Section 11. Federal Tax Considerations for more information about the tax consequences associated with your Contract. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.

Other Program Considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or
•any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund (subject to applicable state law).
•If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•If you make systematic transfers from the FAF under a Dollar Cost Averaging Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the FAF.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
•Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.
•These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following

Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases and/or redemptions of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the Transfer Rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of Financial Intermediaries may not be required to provide us with shareholder information.
•Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (Participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers
Except as otherwise provided, during each Contract Year, you may make transfers out of the FAF to Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:
•    30% of the Contract Value in the FAF as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or
•    An amount equal to your largest previous transfer from the FAF in any one Contract Year.
We apply these restrictions to all transfers from the FAF, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the FAF for up to 6 months from the date of your request.
You must wait 6 months after your most recent transfer from the FAF before moving Sub-Account Values back to the FAF. If you make systematic transfers from the FAF under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the FAF.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the FAF to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the FAF on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the FAF on the original Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.

What are the Differences Between Contract Variations and Other Variable Annuities Sold by Talcott Resolution?
This prospectus describes four different classes of the Contract: Access, Core, Outlook and Plus. The classes have different fees and expenses (including surrender charges and periodic charges).
The following table includes some, but certainly not all, of the differentiating features between the individual deferred variable annuities described in this prospectus. Other differences are discussed throughout this prospectus. We also offered other individual deferred variable annuities that have different sales charges arrangements, charges (i.e., mortality and expense risk charges and annual fund operating expenses), commission structures and investment options.
This prospectus does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.
Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your investment professional can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this prospectus are underwritten by Talcott Resolution Distribution Company, Inc. Member SIPC.

	Minimum Initial Premium
Class of Contract	Qualified Contract	Non-Qualified Contract	Sales Charge										Mortality & Expense Risk Charge (1)	Maximum Up-Front Commission
Access	$2,000	$10,000	None										1.50%	2%
Core	$1,000	$1,000	Year	1	2	3	4	5	6	7	8+
			CDSC	7%	7%	7%	6%	5%	4%	3%	0%		1.05%	7%
Outlook	$2,000	$10,000	Year	1	2	3	4	5+
			CDSC	7%	6%	5%	4%	0%					1.45%	5.75%
Plus	$2,000	$10,000	Year	1	2	3	4	5	6	7	8	9+
			CDSC	8%	8%	8%	8%	7%	6%	5%	4%	0%	1.45%	6.5%
(1)    Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
Mortality and Expense Risk Charge (Base Contract Charge)
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense Risk - We also bear an expense risk that the CDSCs, if applicable, collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
The following table describes the maximum Mortality & Expense Risk charges, excluding rider charges:

Access	1.50%
Core	1.05%
Plus	1.45%
Outlook	1.45%
Annual Maintenance Fee (Base Contract Charge)
The Annual Maintenance Fee is a flat $30 fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include Contracts from our Putnam line of variable annuity Contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge (Base Contract Charge)
We apply a daily administration charge of 0.20% against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges (Contingent Deferred Sales Charge (CDSC))
This charge is designed to recover the expense of distributing the Contracts that are surrendered before distribution expenses have been recouped from revenue generated by these Contracts. Core, Outlook and Plus Contracts are each subject to a CDSC schedule. Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the AWA will be subject to a CDSC. A CDSC will not exceed your total Premium Payments. After the AWA deduction, surrenders will then be taken:
1st - from earnings,
2nd - from Premium Payments not subject to a CDSC,
3rd - from Premium Payments subject to a CDSC on a first-in-first-out basis, and,
4th - from Payment Enhancements (Plus Contracts only).
For Plus Contracts, if you take a full or partial Surrender, any withdrawal of Payment Enhancements will count against the AWA. Payment Enhancements will be withdrawn only after all earnings, Premium Payments not subject to a CDSC, and Premium Payments subject to a CDSC have been withdrawn, as described above. A withdrawal of Payment Enhancements is not subject to a CDSC.
When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
a.Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. As such, you may not receive the full amount requested.
b.Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.
The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 5%, or $200, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,211. A CDSC of 5%, or $211, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $200. You will receive $4,800 in withdrawal proceeds.	The total amount withdrawn is $5,211 and your Contract Value is reduced by $5,211. The CDSC is $211. You will receive $5,000 in withdrawal proceeds.
All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59 ½. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
The following Surrenders are NOT subject to a CDSC:
•Annual Withdrawal Amount - Each Premium Payment has its own schedule of CDSCs; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a CDSC. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your CDSC schedule.
•Benefit Payments or Lifetime Benefit Payments that may exceed the AWA under any optional benefit rider.
•For Plus Contracts, a withdrawal of Payment Enhancements.
•If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

✓	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;
✓	facility certified by Medicare as a hospital or long-term care facility; or
✓	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:
•have owned the Contract continuously since it was issued,
•provide written proof of your eligibility satisfactory to us, and
•request the Surrender within 90 calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.
•Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.
•Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•For RMDs - This allows Annuitants subject to RMDs to Surrender an amount equal to the RMD for the Contract without a CDSC for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.

•For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.
•Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.
•Settlements - We may, in our sole discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Changes in Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, the Principal First rider as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values and Fixed Accumulation Feature (if available). Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d.    Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Partial Surrenders are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts and the FAF. Please see Section 10.a. (State Variations) for additional details.

There are several restrictions on partial Surrenders before the Annuity Commencement Date:
•The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and
•After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.
For Plus Contracts, if you take a full or partial Surrender, any withdrawal of Payment Enhancements will count against the AWA. Payment Enhancements will be withdrawn only after all earnings, Premium Payments not subject to a CDSC, and Premium Payments subject to a CDSC have been withdrawn. A withdrawal of Payment Enhancements is not subject to a CDSC. See Section 7.c. Charges and Fees - Sales Charges (Contingent Deferred Sales Charge (CDSC)) above for more information.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
See Section 9 and Appendices C - F for information regarding the impact of Surrenders to Death Benefits and optional benefits.
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. Please see Section 10.a. (State Variations) for additional details.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and

•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
More than one Contract issued in the same calendar year - If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
e. Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:
•You own one or more eligible contracts issued by Talcott Resolution Life Insurance Company or Talcott Resolution Life and Annuity Insurance Company
•The Deferral Option is not available if you have elected any of the following living benefit riders: Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Portfolios, Lifetime Income Builder Selects;
•You have not elected the Deferral Option previously;
•Your beneficiaries have not elected a death benefit settlement option;
•You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;
•The state in which your Contract was issued has approved the Deferral Option rider;

•We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;
•You must not be beyond your Annuity Commencement Date or have annuitized your Contract;
•You must be a customer of a Financial Intermediary in accordance with our records;
•The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and
•During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:
•Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");
•All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:
•The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;
•All optional Death Benefit rider charges will no longer be assessed;
•The Principal First rider including any guaranteed income benefit, death benefit settlement option and any annuitization option under the rider (i) will be terminated in their entirety; (ii) the charge for the rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under the Principal First rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be changed in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;
•No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate;
•You may not transfer money into your Contract through a 1035 exchange, direct transfer or direct rollover unless the request to transfer money was received prior to the Election Period;
•At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the FAF. Any amount over 20% of Contract Value allocated to the FAF on the Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;
•Similarly, if there is a Dollar Cost Averaging Program already established from the FAF it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;
•The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;
•If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and
•If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
•The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
•If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
•If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
•Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
•We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;
•It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;
•It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;
•Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;
•Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the FAF;
•Whether you have other assets to meet your future income needs;
•Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the Principal First rider or reverse any other changes made to your Contract on the Annuity Commencement Date;

•In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;
•The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;
•Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;
•If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and

•If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
f.    Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:
•When do you want Annuity Payouts to begin?
•Which Annuity Payout Option do you want to use?
•How often do you want the Payee to receive Annuity Payouts?
•Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant's 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday)
✓	10th Contract Year (subject to state variation)
✓	The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension request) received by us not less than 30 days prior to a scheduled Annuity Commencement Date
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section above. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
•For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.

Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
•Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
•Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
•Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
•Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
•Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.

You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A CDSC, if applicable, may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,
•quarterly,
•semi-annually, or
•annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount.You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
•Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
•Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable),
•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and
•the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. A lower AIR will start with a lower payout amount. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
•Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
MAV/MAV Plus	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	0.30% (as a percentage of daily Contract Value)
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Increases to Maximum Anniversary Value are only calculated prior to the 81st birthday
•Annuitizing the Contract will eliminate the benefit
•Payment Enhancements are not included in total Premium Payments when calculating the benefit

Principal First
•Guaranteed minimum withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until your benefit base has been exhausted
•Includes a five-year elective step-up feature that may increase the benefit
0.75% (as a percentage of daily Contract Value)
•Guaranteed benefit not provided for life
•Guaranteed withdrawals may begin any time after issuance
•Excess withdrawals may significantly reduce or terminate this benefit
•Withdrawals reduce the potential for step-ups
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Step-ups may be elected once every five years
•Electing step-up may increase current fee
•Benefit Amount is based in part on Premium Payments (which excludes Payment Enhancements)
•Benefit base cannot be more than $5 million
•Annuitizing the Contract may eliminate the benefit
•Election of the Deferral Option terminates the benefit

Lifetime Income Builder Selects
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit, subject to annual cap
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
1.50% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Your Payment Base includes any Payment Enhancement.
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder Portfolios
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic, uncapped step-up feature that may increase the benefit
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
1.50% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Your Payment Base includes any Payment Enhancement.
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder II
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit, subject to annual cap
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.75% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Payment Base is based in part on Premium Payments (which excludes Payment Enhancements)
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Foundation
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if certain conditions are satisfied
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.30% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the withdrawal benefit
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Payment Base is based in part on Premium Payments (which excludes Payment Enhancements)
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Allocation Models	Model allocations among investment options that may be based on factors such as, e.g., risk, time horizon, or certain funds of fund families
•Must invest all Premium Payments in a selected model
•May participate in only one model at a time
•Models cannot be combined with other models or individual investment option elections
•May be required to select a model under a benefit's investment restrictions
•May switch models up to 12 times per year, subject to any applicable investment restrictions
•Participation subject to quarterly rebalancing

Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •FAF excluded

Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from the FAF to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, or up to the allowable limit under an optional benefit, each Contract Year, without any early withdrawal charges
•Partial withdrawals may occur monthly, quarterly, semi-annually or annually
•Minimum amount of each withdrawal is $100
•Amounts withdrawn count towards the AWA and any applicable optional benefit withdrawal limits

Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value, or (ii) Total Premium Payments
•Withdrawals may significantly reduce the benefit, including by more than the amount withdrawn
•Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Payments Enhancements are not included in total Premium Payments when calculating the benefit

Hospital or Skilled Health Care facility confinement waiver (Nursing Home Waiver)	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.
9.    Death Benefits
a.    Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. This Death Benefit is the higher of Contract Value (including any Payment Enhancements, if applicable) or total Premium Payments (excluding any Payment Enhancements) adjusted for partial Surrenders. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The standard Death Benefit is issued at no additional cost. The standard Death Benefit is replaced in certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the FAF for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Adjustments for Surrenders
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. For any partial Surrender that causes cumulative partial Surrenders during the Contract Year to exceed 10% of Premium Payments, the adjustment is the dollar amount of the partial Surrender that does not exceed 10% of Premium Payments, and the adjustment for the remaining portion of the partial Surrender is a factor applied to the portion of Premium Payments that exceed 10% of Premium Payments, as follows:
1 - (A/(B−C)) where:
A = partial Surrenders during the Contract Year in excess of 10% of Premium Payments.

B = Contract Value immediately prior to the partial Surrender.
C = 10% of Premium Payments less any partial Surrenders during the Contract Year. If C results in a negative number, C becomes zero.
For partial Surrenders during each Contract Year that are entirely in excess of 10% of Premium Payments, the adjustment is a factor applied to adjusted Premium Payments immediately before the Surrender as follows:
1 - (A/B) where:
A = partial Surrenders during the Contract Year in excess of 10% of Premium Payments.
B = Contract Value immediately prior to the partial Surrender.
A partial Surrender that exceeds 10% will cause a proportionate reduction in your Death Benefit. See Examples 1 and 2 under Standard Death Benefit in Appendix B.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such advisory fee withdrawals can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered, as discussed in "Adjustments for Surrenders" above and as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Example: This hypothetical example shows only the impact to the total Premium Payments component of a hypothetical death benefit. In this example, partial surrenders reduce the total Premium Payments proportionally. The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per Contract year.
Each year, adjustments to the total Premium Payments are made for the partial Surrender of the advisory fee. This means each year we:
•Take the amount of the partial Surrender (advisory Fee), and
•Divide that amount by the Contract Value immediately before the partial Surrender, and
•Multiply that amount by the total Premium Payments.
For year 1 the Contract Value before the advisory fee is $120,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.
i.Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($1,000/$120,000) = .99167.
ii.This factor was multiplied by $100,000. The result was an adjusted total Premium Payments of $99,166.67.
For year 2 the Contract Value before the advisory fee is $95,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.
i.Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $95,000. The proportional factor was 1 - ($10,000/$95,000) = .98947.
ii.This factor was multiplied by $99,166.67. The result was an adjusted total Premium Payments of $98,122.81.

How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the FAF and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) in Section 11. Federal Tax Considerations for more information. If your Contract is qualified, please see Section 11. Information Regarding Tax-Qualified Plans for additional information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation - If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the Contract may continue with the Spouse as Owner through a Spousal Contract continuation election, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
b. Annuity Commencement Date Deferral Option Death Benefit
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option in the Annuity Payouts section for more information.

c.    MAV Plus (Optional Death Benefit)
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider. As discussed below, withdrawals may significantly reduce the Death Benefit. See Examples 1 and 2 under MAV Plus in Appendix B.
The MAV Plus Death Benefit is the greatest of A, B, C or D, where:
A =    Contract Value (including any Payment Enhancements, if applicable) on the date we receive due proof of death.
B =    Total Premium Payments (excluding any Payment Enhancements, if applicable) adjusted for any partial Surrenders (see clause D below for a description of this adjustment).
C = Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix B for illustrations of this adjustment.
For any partial Surrender that causes cumulative partial Surrenders during the Contract Year to exceed 10% of Premium Payments, the adjustment is first made on a dollar-for-dollar basis up to 10% of Premium Payments and then the adjustment with respect to the amounts over 10% of Premium Payments is based on the following formulas:
1 − (X/(Y−Z)) where:
X =    partial Surrenders during the Contract Year in excess of 10% of Premium Payments.
Y =    Contract Value immediately prior to the partial Surrender.
Z =    10% of Premium Payments less any partial Surrenders during the Contract Year. If C results in a negative number, C becomes zero.
For partial Surrenders during each Contract Year that are entirely in excess of 10% of Premium Payments, the adjustment is a factor applied to adjusted Premium Payments immediately before the Surrender as follows:
1 − n/q where:
n =    partial Surrenders during the Contract Year in excess of 10% of Premium Payments.
q =    Contract Value immediately prior to the partial Surrender.
    Please refer to the examples in Appendix B for illustrations of this adjustment.
D =     Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.
•If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.
•If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.
We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus
•Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.

If you elect MAV Plus, the Death Benefit will be the greater of the standard Death Benefit and the MAV Plus Death Benefit.
For contracts issued in states where the MAV Plus Death Benefit is not available, the MAV Death Benefit is available at the same charge and is the greater of A, B and C, above.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including existing owners). You could elect this rider only at the time of issue and your choice is irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What happens if I choose the Annuity Commencement Date Deferral option?
The MAV Plus rider terminates as of your original Annuity Commencement Date and is not in effect after your original Annuity Commencement Date.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any. Partial surrenders can severely affect the value of the benefit. Partial surrenders may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered, as described under "How does this rider help achieve this goal?" above.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "MAV Plus" under Appendix B - Examples.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.

What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•This rider is not available in all states or is named differently in those states.
•If your Contract has no gain, your Beneficiary will receive no additional benefit.
•A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.
•This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.
•Annuitizing your Contract will cause this rider to terminate.
10. Miscellaneous
a.     State Variations
The following section describes modifications to this prospectus based on state of issuance not otherwise discussed in this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, the Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - There are no investment restrictions for Lifetime Income Builder II and Lifetime Income Foundation. Contract aggregation provisions do not apply to Lifetime Income Builder Selects, Lifetime Income Builder Portfolios. For Plus Contracts - The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply. Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, contract aggregation provisions do not apply.

Georgia - Lifetime Income Builder Selects is referred to as the Guaranteed Withdrawal and Death Benefit Rider (Limited Automatic Increase Feature) in your Contract. Lifetime Income Builder Portfolios is referred to as Guaranteed Withdrawal and Death Benefit Rider (Unlimited Automatic Increase Feature).
Illinois - Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, contract aggregation provisions do not apply. The rider charge for Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, are only deducted from the Sub-Accounts.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later (Core Contracts); or until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later (Outlook Contracts). The Nursing Home Waiver is not available. The FAF remains available to investors, subject to any investment restrictions that may otherwise apply.
Minnesota - MAV Plus is not available. The Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - There are no investment restrictions for Lifetime Income Builder II and Lifetime Income Foundation. The only AIRs available are 3% and 5%. The contract aggregation provisions of Lifetime Income Builder Selects and Lifetime Income Builder Portfolios are not applicable. The Nursing Home Waiver is not available.
Oklahoma - The only AIRs available are 3% and 5%.
Oregon - There are no investment restrictions for Lifetime Income Builder. We will accept subsequent Premium Payments until the third Contract Anniversary (Core). We will accept subsequent Premium Payments until the sixth Contract Anniversary (Outlook). You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available. For Plus Contracts - The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
Washington - MAV Plus is not available. Maximum Anniversary Value (MAV) Death Benefit is offered instead. In any year when no Premium Payment was paid into the FAF, any pro-rata portion of the fee taken from the FAF was to be limited to interest earned in excess of the 3% for that year (Core, Outlook and Plus Contracts). The rider charge for Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder II and Lifetime Income Foundation is only deducted from the Sub-Accounts.
b.     More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Contract Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
c. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
d. Cybersecurity and Disruptions to Business Operations
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.

e.    How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. ("TDC") under which TDC serves as the principal underwriter for the Contracts. We and TDC are under common control. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2024. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Core Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up”): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
•Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
•Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for

Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2024, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements: LPL Financial Corporation, and Morgan Stanley Smith Barney, LLC, (various divisions and affiliates).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2024, Additional Payments did not in the aggregate exceed approximately $4.1 million or approximately 0.01% of average total individual variable annuity assets.
f. Financial Statements
Financial statements for the Company and the Separate Account are hereby incorporated by reference into the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
11. Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the Internal Revenue Service ("IRS") (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Company is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. We will own the assets underlying the Contracts. The income earned on such assets will be our income.
The Separate Account is taxed as part of the Company. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
If a non-natural person (e.g., a corporation or a trust) owns a Non- Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
vii.If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid may be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
viii.Payment Enhancements credited under the Plus Contracts are not included in the tax cost basis in the Contract.

c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
f.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
g.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Shares of certain Hartford Funds may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If such Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Hartford Funds will monitor such Funds’ compliance with the terms and conditions contained in the PLR.

4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding according to current default methodology, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were single claiming zero exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
H.     Transfers, Assignments or Exchange of a Contract
A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions ("RMDs") when the owner reaches their required beginning date (age 70½, 72, 73, or 75 depending on their date of birth) or dies, as described below, may result in imposition of a 25% (after 2022) or 50% (before 2023) additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless an exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% or 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or optional benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($23,500 for 2025). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) distributions made after 12/29/2025 for qualified long term care distributions as described in Code Section 401(a)(39).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above. In many cases, the “investment in the contract” under a Qualified Contract can be zero.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)    made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)    attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)    part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)    (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)    (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)    not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)    certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)    for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)    made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)    made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)    made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)    not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
(xiii)    for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8);
(xiv)    made after 12/31/2023 for certain emergency expenses pursuant to Code Section 72(t)(2)(I);
(xv) made after 12/31/2023 for domestic abuse cases pursuant to Code Section 72(t)(2)(K);
(xvi) for a terminally ill individual pursuant to Code Section 72(t)(2)(L);
(xvii) in connection with federally declared disasters pursuant to Code Section 72(t)(2)(M); or
(xvii) made after 12/29/2025 for qualified long term care distributions pursuant to Code Section 72(t)(2)(N).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 25% or 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 25% (after 2022) or 50% (before 2023) additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
1.the calendar year in which the individual attains:
(a) Age 70½ for individuals who attain that age before 2020;

(b) Age 72 for individuals who attain that age in 2020 through 2022;
(c) Age 73 for individuals who attain that age in 2023 through 2032; or
(d) Age 75 for individuals who attain that age after 2032.
2.Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over:
(a) the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code), or
(b) over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained their Required Beginning Date.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    If an individual dies before reaching the Required Beginning Date, for eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age their Required Beginning Date. For all other designated beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death, and if a designated beneficiary is not an eligible designated beneficiary must also be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
“Eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457(b) plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Eligible rollover distributions or distributions from an IRA that are rolled over an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Appendix A — Investment Options Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:

Class of Contract	Website Address
Leaders Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589562
Leaders Access Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589554
Leaders Plus Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589547
Leaders Outlook Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589463
Availability of Funds may vary by employer. Participants should reference their plan documents for a list of available Funds.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
See "Optional Benefit Investment Restrictions" following this table for information on investment restrictions.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Year	10 Year
Allocation	AB VPS Balanced Hedged Allocation Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.73%*	8.58%	4.14%	5.18%
U.S. Equity	AB VPS Discovery Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.06%	9.72%	8.57%	7.36%
International Equity	AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.15%	4.81%	3.29%	3.00%
U.S. Equity	AB VPS Relative Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.61%*	12.76%	9.54%	9.39%
Allocation	American Funds Asset Allocation Fund - Class 4 Adviser: Capital Research and Management Company	0.79%	16.11%	8.04%	8.05%
Fixed Income	American Funds Capital World Bond Fund - Class 4 Adviser: Capital Research and Management Company	0.98%	(3.32)%	(2.65)%	(0.33)%
International Equity	American Funds Capital World Growth and Income Fund - Class 4 Adviser: Capital Research and Management Company	0.92%*	13.70%	7.04%	8.17%
International Equity	American Funds Global Growth Fund - Class 4 Adviser: Capital Research and Management Company	0.91%*	13.39%	9.49%	10.46%
International Equity	American Funds Global Small Capitalization Fund - Class 4 Adviser: Capital Research and Management Company	1.15%*	2.12%	2.74%	5.54%
U.S. Equity	American Funds Growth Fund - Class 4 Adviser: Capital Research and Management Company	0.84%	31.30%	18.53%	16.29%
U.S. Equity	American Funds Growth-Income Fund - Class 4 Adviser: Capital Research and Management Company	0.78%	23.92%	12.73%	11.93%
International Equity	American Funds International Fund - Class 4 Adviser: Capital Research and Management Company	1.03%	2.93%	0.97%	3.75%
International Equity	American Funds New World Fund - Class 4 Adviser: Capital Research and Management Company	1.07%*	6.33%	4.29%	5.96%
Fixed Income	American Funds The Bond Fund of America - Class 4 Adviser: Capital Research and Management Company	0.73%*	0.98%	0.07%	1.42%
U.S. Equity	American Funds Washington Mutual Investors Fund - Class 4 Adviser: Capital Research and Management Company	0.75%*	18.85%	11.92%	9.99%
U.S. Equity	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.81%	33.45%	16.74%	13.33%
APP A-1

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Year	10 Year
U.S. Equity	Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.87%	25.19%	16.09%	12.76%
U.S. Equity	Fidelity® VIP Growth Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.81%	30.07%	18.63%	16.34%
U.S. Equity	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.82%	17.18%	11.06%	8.94%
U.S. Equity	Fidelity® VIP Value Strategies Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.84%	9.16%	11.93%	9.37%
U.S. Equity	Franklin DynaTech VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	0.97%	30.29%	13.52%	12.57%
Allocation	Franklin Income VIP Fund - Class 4 Adviser: Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, LLC	0.82%*	7.08%	5.17%	5.16%
International Equity	Franklin Mutual Global Discovery VIP Fund - Class 4 Adviser: Franklin Mutual Advisers, LLC Subadviser: Franklin Templeton Investment Management Limited	1.26%	4.59%	6.31%	5.76%
Allocation	Franklin Mutual Shares VIP Fund - Class 4 Adviser: Franklin Mutual Advisers, LLC	1.04%	11.16%	5.64%	5.72%
U.S. Equity	Franklin Small Cap Value VIP Fund - Class 4 Adviser: Franklin Advisory Services, LLC	1.00%*	11.60%	8.27%	8.07%
U.S. Equity	Franklin Small-Mid Cap Growth VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	1.18%*	10.89%	9.64%	9.21%
Fixed Income	Franklin Strategic Income VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	1.14%*	3.98%	1.09%	1.89%
Allocation	Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	11.21%	8.09%	7.75%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	21.19%	11.50%	10.61%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.59%	25.37%	12.79%	12.70%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	12.67%	10.75%	10.55%
International Equity	Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.77%	8.40%	5.18%	5.50%
U.S. Equity	Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.74%	6.28%	4.91%	8.27%
U.S. Equity	Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	13.12%	5.84%	7.89%
U.S. Equity	Hartford Small Company HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.80%	12.00%	7.36%	8.28%
U.S. Equity	Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	8.74%	9.25%	10.43%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.52%	2.33%	0.28%	1.97%
APP A-2

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Year	10 Year
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.45%	5.20%	2.26%	1.78%
U.S. Equity	Invesco V.I. American Franchise Fund - Series II Adviser: Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
U.S. Equity	Invesco V.I. American Value Fund - Series II Adviser: Invesco Advisers, Inc.	1.14%	30.10%	13.40%	8.85%
Allocation	Invesco V.I. Balanced Risk Allocation Fund - Series II Adviser: Invesco Advisers, Inc.	1.13%*	3.56%	2.51%	3.57%
U.S. Equity	Invesco V.I. Discovery Large Cap Fund - Series II (formerly Invesco V.I. Capital Appreciation Fund) Adviser: Invesco Advisers, Inc.	1.05%*	33.83%	15.77%	12.97%
U.S. Equity	Invesco V.I. Core Equity Fund - Series II Adviser: Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
U.S. Equity	Invesco V.I. Discovery Mid Cap Growth Fund - Series II Adviser: Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
International Equity	Invesco V.I. EQV International Equity Fund - Series II Adviser: Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
International Equity	Invesco V.I. Global Fund - Series II Adviser: Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.36%	4.98%	2.30%	1.56%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.70%	1.72%	(0.17)%	0.91%
U.S. Equity	Invesco V.I. Growth and Income Fund - Series II Adviser: Invesco Advisers, Inc.	1.00%	15.72%	9.81%	8.53%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.89%	7.73%	2.97%	3.81%
U.S. Equity	Invesco V.I. Main Street Fund - Series II Adviser: Invesco Advisers, Inc.	1.11%	23.39%	11.81%	10.97%
U.S. Equity	Invesco V.I. Main Street Small Cap Fund - Series II Adviser: Invesco Advisers, Inc.	1.11%	12.41%	10.22%	8.73%
U.S. Equity	Invesco V.I. Small Cap Equity Fund - Series II Adviser: Invesco Advisers, Inc.	1.20%	17.85%	10.60%	7.82%
Fixed Income	Lord Abbett Bond-Debenture Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%
U.S. Equity	Lord Abbett Dividend Growth Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	22.14%	12.23%	11.16%
U.S. Equity	Lord Abbett Growth and Income Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	20.60%	10.37%	9.05%
U.S. Equity	MFS® Growth Series - Service Class Adviser: Massachusetts Financial Services Company	0.97%*	31.15%	14.46%	14.82%
U.S. Equity	MFS® Investors Trust Series - Service Class Adviser: Massachusetts Financial Services Company	0.99%*	19.22%	11.12%	10.81%
Fixed Income	MFS® Total Return Bond Series - Service Class Adviser: Massachusetts Financial Services Company	0.78%*	2.33%	0.14%	1.64%
Allocation	MFS® Total Return Series - Service Class Adviser: Massachusetts Financial Services Company	0.86%*	7.46%	5.89%	6.20%
U.S. Equity	MFS® Value Series - Service Class Adviser: Massachusetts Financial Services Company	0.94%*	11.35%	7.76%	8.36%
U.S. Equity	Morgan Stanley VIF Discovery Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc.	1.05%*	41.73%	11.11%	12.02%
Fixed Income	Putnam VT Diversified Income Fund - Class IB Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	1.06%*	5.76%	(0.04)%	1.95%
Allocation	Putnam VT Global Asset Allocation Fund - Class IB Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC, Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.11%*	16.36%	8.00%	7.00%
APP A-3

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Year	10 Year
International Equity	Putnam VT International Equity Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.74%
International Equity	Putnam VT International Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.07%	5.21%	6.81%	5.46%
U.S. Equity	Putnam VT Small Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	1.02%	6.20%	10.71%	8.10%
International Equity	Templeton Developing Markets VIP Fund - Class 4 Adviser: Templeton Asset Management Ltd.	1.46%*	7.51%	0.78%	3.88%
International Equity	Templeton Foreign VIP Fund - Class 4 Adviser: Templeton Investment Counsel, LLC	1.16%*	(1.08)%	2.49%	2.28%
Fixed Income	Templeton Global Bond VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	0.85%*	(11.42)%	(4.93)%	(2.12)%
International Equity	Templeton Growth VIP Fund - Class 4 Adviser: Templeton Global Advisors Limited	1.22%*	5.35%	4.49%	3.97%

*	Annual expenses reflect a contractual fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-4

Asset Allocation Models
This section provides information about the asset allocation models (or Portfolio Planner Models) that may be available for participation under the contract. Models may not be available to you. You may be required to participate in a certain model depending on the optional benefits you have chosen. See "Optional Benefit Investment Restrictions" below.
You may participate in only one asset allocation model at a time. Your investments related to an asset allocation model will be rebalanced quarterly. For additional information, see "Static Asset Allocation Models" in the prospectus.
Models Available For The Following Contracts:
Leaders 4
Leaders Access 4
Leaders Outlook 4
Leaders Plus 4
The Portfolio Planner Models
The following model(s) (introduced as of May 2, 2022) are available for the Contract(s) listed above.
The percentage allocations below apply to value in the Sub-Accounts.

Fund	2022 Series 109	2022 Series 209	2022 Series 309	2022 Series 409	2022 Series 509
AB VPS Small/Mid-Cap Value Portfolio	1%	2%	2%	3%	3%
American Funds Growth Fund	5%	6%	8%	10%	11%
Fidelity VIP Value Strategies Portfolio	2%	2%	3%	3%	4%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%	12%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%	12%
Hartford Small Company HLS Fund	2%	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%	24%
Invesco V.I. Discovery Mid Cap Growth Fund	1%	2%	2%	3%	3%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
Invesco V.I. High Yield Fund	10%	8%	7%	5%	4%
Putnam VT International Equity Fund	9%	12%	15%	18%	21%
Total	100%	100%	100%	100%	100%

APP A-5

Optional Benefit Investment Restrictions

1. Investment Restrictions For the Following Optional Benefits
•Lifetime Income Builder II
•Lifetime Income Builder Selects
•Lifetime Income Foundation

Applicable To The Following Contracts*
•Leaders 4
•Leaders Access 4
•Leaders Outlook 4
•Leaders Plus 4

*Investment restrictions may not apply depending on state of issuance. See "State Variations" in the prospectus.

The Investment Restrictions

You must allocate amounts invested in the Sub-Accounts. In accordance with one of the following three investment restriction options: (1) Self Select; (2) Asset Allocation Models; or (3) Investment Models. You must elect to rebalance your allocations quarterly. Percentage allocations apply to value in the Sub-Accounts.

(1) SELF SELECT

Satisfy each of the following three categories:

Category 1:	Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2:	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3:	Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
•	American Funds The Bond Fund of America	•	Invesco V.I. Government Securities Fund
•	Hartford Total Return Bond HLS Fund	•	Invesco V.I. High Yield Fund
•	Hartford Ultrashort Bond HLS Fund	•	MFS Total Return Bond Series
•	Invesco V.I. Government Money Market Fund

*If you have 100% allocation to the FAF on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the termination of your living benefit rider.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation in any combination of the following funds, maximum 20% in any one of the following funds
•	AB VPS Balanced Hedged Allocation Portfolio	•	Hartford Stock HLS Fund
•	AB VPS International Value Portfolio	•	Invesco V.I. American Franchise Fund
•	AB VPS Relative Value Portfolio	•	Invesco V.I. Balanced Risk Allocation Fund
•	American Funds Asset Allocation Fund	•	Invesco V.I. Discovery Large Cap Fund (formerly Invesco V.I. Capital Appreciation Fund)
•	American Funds Capital World Growth and Income Fund	•	Invesco V.I. Core Equity Fund
•	American Funds Global Growth Fund	•	Invesco V.I. EQV International Equity Fund
•	American Funds Growth Fund	•	Invesco V.I. Global Fund
•	American Funds Growth-Income Fund	•	Invesco V.I. Growth and Income Fund
APP A-6

•	American Funds Washington Mutual Investors Fund	•	Invesco V.I. Main Street Fund
•	Fidelity VIP Contrafund Portfolio	•	Lord Abbett Dividend Growth Portfolio
•	Fidelity VIP Dynamic Capital Appreciation Portfolio	•	Lord Abbett Growth & Income Portfolio
•	Fidelity VIP Growth Portfolio	•	MFS Growth Series
•	Franklin DynaTech VIP Fund	•	MFS Investors Trust Series
•	Franklin Income VIP Fund	•	MFS Total Return Series
•	Franklin Mutual Global Discovery VIP Fund	•	MFS Value Series
•	Franklin Mutual Shares VIP Fund	•	Putnam VT Global Asset Allocation Fund
•	Hartford Balanced HLS Fund	•	Putnam VT International Equity Fund
•	Hartford Capital Appreciation HLS Fund	•	Putnam VT International Value Fund
•	Hartford Disciplined Equity HLS Fund	•	Templeton Foreign VIP Fund
•	Hartford Dividend and Growth HLS Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation in any combination of the following funds, maximum of 10% in any one of the following funds
•	AB VPS Small/Mid-Cap Value Portfolio	•	Hartford Small Company HLS Fund
•	American Funds Capital World Bond Fund	•	Invesco V.I. American Value Fund
•	American Funds Global Small Capitalization Fund	•	Invesco V.I. Discovery Mid Cap Growth Fund
•	American Funds International Fund	•	Invesco V.I. Main Street Small Cap Fund
•	American Funds New World Fund	•	Invesco V.I. Small Cap Equity Fund
•	Fidelity VIP Mid Cap Portfolio	•	Lord Abbett Bond-Debenture Portfolio
•	Fidelity VIP Value Strategies Portfolio	•	Morgan Stanley VIF Discovery Portfolio
•	Franklin Small Cap Value VIP Fund	•	Putnam VT Diversified Income Fund
•	Franklin Small-Mid Cap Growth VIP Fund	•	Putnam VT Small Cap Value Fund
•	Franklin Strategic Income VIP Fund	•	Templeton Developing Markets VIP Fund
•	Hartford International Opportunities HLS Fund	•	Templeton Global Bond VIP Fund
•	Hartford MidCap HLS Fund	•	Templeton Growth VIP Fund
•	Hartford Small Cap Growth HLS Fund

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2022, the following models are available:

Fund	2022 Series 109	2022 Series 209	2022 Series 309	2022 Series 409
AB VPS Small/Mid-Cap Value Portfolio	1%	2%	2%	3%
American Funds Growth Fund	5%	6%	8%	10%
Fidelity VIP Value Strategies Portfolio	2%	2%	3%	3%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%
Hartford Small Company HLS Fund	2%	2%	3%	3%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%
Invesco V.I. Discovery Mid Cap Growth Fund	1%	2%	2%	3%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%
Invesco V.I. High Yield Fund	10%	8%	7%	5%
Putnam VT International Equity Fund	9%	12%	15%	18%
Total	100%	100%	100%	100%

APP A-7

(3) INVESTMENT MODELS

Series 7009
Fund
Franklin Mutual Global Discovery VIP Fund	20%
Franklin Mutual Shares VIP Fund	20%
Franklin Small-Mid Cap Growth VIP Fund	10%
MFS Total Return Bond Series	40%
Templeton Growth VIP Fund	10%
Total	100%

Series 7010
Fund
MFS Total Return Bond Series	40%
Hartford Dividend & Growth HLS Fund	20%
MFS Growth Series	20%
Templeton Foreign VIP Fund	10%
Invesco V.I. International Growth Fund	10%
Total	100%

Series 7011
Fund
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Hartford Small Company HLS Fund	10%
Hartford Total Return Bond HLS Fund	40%
Total	100%

Series 7018
Fund
American Funds Capital World Bond Fund	40%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%

APP A-8

II. Investment Restrictions For
•Lifetime Income Builder Portfolios

Applicable To The Following Contracts*
•Leaders 4
•Leaders Access 4
•Leaders Outlook 4
•Leaders Plus 4

*Investment restrictions may not apply depending on state of issuance. See "State Variations" in the prospectus.

The Investment Restrictions
You must allocate amounts invested in the Sub-Accounts. In accordance with one of the following three investment restrictions options: (1) Investment Strategy Models; (2) Portfolio Planner Asset Allocation Models; or (3) Individual Sub-Accounts. You must elect to rebalance your allocations quarterly. Percentage allocations apply to value in the Sub-Accounts.

(1) INVESTMENT STRATEGY MODELS

Series 8001
Fund
Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%

Series 8002
Fund
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%

Series 8047
Fund
American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%

Series 8050
Fund
American Funds Capital World Bond Fund	25%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	25%
American Funds Growth-Income Fund	25%
American Funds International Fund	15%
Total	100%

APP A-9

(2) PORTFOLIO PLANNER ASSET ALLOCATION MODELS

Select one of the following investment models:

Fund	2022 Series 109	2022 Series 209	2022 Series 309	2022 Series 409	2022 Series 509
AB VPS Small/Mid-Cap Value Portfolio	1%	2%	2%	3%	3%
American Funds Growth Fund	5%	6%	8%	10%	11%
Fidelity VIP Value Strategies Portfolio	2%	2%	3%	3%	4%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%	12%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%	12%
Hartford Small Company HLS Fund	2%	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%	24%
Invesco V.I. Discovery Mid Cap Growth Fund	1%	2%	2%	3%	3%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
Invesco V.I. High Yield Fund	10%	8%	7%	5%	4%
Putnam VT International Equity Fund	9%	12%	15%	18%	21%
Total	100%	100%	100%	100%	100%

(3) INDIVIDUAL SUB-ACCOUNTS

Allocate 100% to any one of these funds, any combination of these funds, or all of the funds.

AB VPS Balanced Hedged Allocation Portfolio
Hartford Balanced HLS Fund
Hartford Ultrashort Bond HLS Fund
Invesco V.I. Balanced Risk Allocation Fund
Invesco V.I. Government Money Market Fund
Lord Abbett Dividend Growth Portfolio
MFS Total Return Series
APP A-10

Appendix B — Examples

Page
Standard Death Benefit	APP B-2
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios	APP B-2
Principal First	APP B-13
Lifetime Income Foundation	APP B-14
Lifetime Income Builder II	APP B-17
MAV Plus	APP B-22
Annuity Commencement Date Deferral Option	APP B-24
APP B-1

Standard Death Benefit
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $8,000,
•Your Contract Value in the fourth year immediately before your Surrender was $109,273,
•On the day we calculate the Death Benefit, your Contract Value was $117,403.
The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we calculate the Death Benefit, your Contract Value was $120,000.
The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for dollar adjustment to get $140,000. The proportional factor is 1 - ($50,000/$140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP B-2

Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP B-3

Withdrawal Percentage	4.5%	4.5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
(1)The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percentage age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percentage age band is applicable, your Withdrawal Percentage will remain as is.
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percentage	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
APP B-4

Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$1,485	$1,485
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000

Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
APP B-5

Rider Charge	$1,575	$1,575
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$1,485	$1,485
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
APP B-6

Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
APP B-7

Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
APP B-8

	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percentage	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above

Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP B-9

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
APP B-10

Lifetime Benefit Payment	$9,000	$9,000
	Withdrawal Percentage multiplied by the Payment Base on date of continuation	Withdrawal Percentage multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percentage multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 20: Withdrawal Percentage Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percentage is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percentage	6.5%	6.5%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$1,732.50	$1,755
APP B-11

	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000
•Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit
•Contract Value is transferred to approved investment program
•We will no longer accept subsequent Premium Payments
•We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account
•The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced
•We will waive the Annual Maintenance Fee and rider fee
•Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200
•Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit
•Contract is fully liquidated

Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
APP B-12

Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$1,650	$1,800
	Rider charge of 1.50% multiplied by your current Payment Base	Rider charge of 1.50% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000

Principal First
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).
•Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
APP B-13

•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” this rider after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then
•We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.
•Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.
Lifetime Income Foundation
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
APP B-14

Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
APP B-15

•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Payment or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
APP B-16

•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Lifetime Income Builder II
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
APP B-17

•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
APP B-18

•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death
APP B-19

Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.
•Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
APP B-20

Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.
•Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percentage if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)
Example 18: Assume the same facts as Example 3 (Single Life). Also assume that partial surrenders of $5,000 were taken via Automatic Income Program and the Contract Value on your first anniversary is $130,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($130,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($130,000/$100,000) - 1 = 30%, subject to a maximum of 10%.
•The Payment Base at anniversary is $100,000 * 110% = $110,000.
•The Lifetime Benefit Payment is $6,500, which is the product of your Withdrawal Percentage multiplied by $130,000, which is the greater of your Contract Value at anniversary ($130,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the increased Lifetime Benefit Payment. It is your responsibility to request a change in your Automatic Income Program. This will not happen automatically.
Example 19: Assume the same facts as Example 18 (Single Life). Also assume that the was updated to reflect the Lifetime Benefit Payment of $6,500 and partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and that the Contract Value on your second anniversary is $105,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($130,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$130,000) - 1 = -19.2%, subject to a minimum of 0%.
•The Payment Base remains $110,000.
•The Lifetime Benefit Payment is $5,500 which is the product of your Withdrawal Percentage multiplied by $110,000, which is the greater of your Contract Value at anniversary ($105,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the decreased Lifetime Benefit Payment. If the Lifetime Benefit Payment decreases in a contract year you must verify that the Automatic Income Program payments are at or below the Lifetime Benefit Program to avoid reduction of Payment Base and future Lifetime Benefit Payment due to excess withdrawals. The Automatic Income Program update will not happen automatically.
Example 20: Assume the same facts as Example 19 (Single Life). Also assume that the Automatic Income Program was not updated to reflect the change in Lifetime Benefit Payment of $6,500 to $5,500, partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and the Contract Value immediately prior to the withdrawal was $90,000.
•The partial surrender via Automatic Income Program ($6,500) was in excess of the Lifetime Benefit Payment ($5,500).
APP B-21

•The Payment Base will be reduced by the amount of the partial surrender exceeding the Lifetime Benefit Payment by applying a factor.
•The adjustment factor is 1 - ( A / (B - C)), where:
•A = the amount of the partial surrender exceeding the Lifetime Benefit Payment ($1,000 = $6,500 - $5,500).
•B = Contract Value immediately prior to the Partial Surrender ($90,000).
•C = The Lifetime Benefit Payment less any prior partial surrenders during the contract year. ($5,500).
•The adjustment factor is: 1 - ($1,000 / ($90,000 - $5,500)) = 0.9882.
•The Payment Base after the excess withdrawal is $108,702 = $110,000 * 0.9882.
•The Lifetime Benefit Payment for the remainder of the contract year is zero.
•The Lifetime Benefit Payment will be recalculated upon the next anniversary using the reduced Payment Base.
MAV Plus
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the standard Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $109,273,
To determine the Death Benefit to be paid we compare the following values, the greatest resulting values is the Death Benefit:
•Contract Value on the date we receive due proof of death
•Assume on the day we receive proof of Death, your Contract Value was $117,403,
•Total Premium Payments adjusted for partial Surrenders (See Example 1 under the standard Death Benefit for details of calculation.)
•Your total Premium Payment was $100,000, since the partial Surrender was less than 10% of premiums the Premium Payment is reduced dollar for dollar.
•The Premium Payment is $92,000
•The Maximum Anniversary Value adjusted for any partial Surrenders
•Assume your Maximum Anniversary Value (MAV) was $114,000, since the partial Surrender was less than 10% of premiums the MAV is reduced dollar for dollar.
•The MAV is $106,000
•The Earnings Protection Benefit adjusted for any partial Surrenders
Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the partial Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]
Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$117,403],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrender [$0],
So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
APP B-22

•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($0), which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and add 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the standard Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your partial Surrender was $150,000,
To determine the Death Benefit to be paid we compare the following values, the greatest resulting values is the Death Benefit:
•Contract Value on the date we receive due proof of death
•Assume on the day we receive proof of Death, your Contract Value was $120,000,
•Total Premium Payments adjusted for partial Surrenders (See Example 1 under the standard Death Benefit for details of calculation.)
•Total Premium Payments was $100,000
•Adjustment for Partial Surrenders for Premium Payments
The adjustment to your Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. The Premium Payment is adjusted for dollar for dollar Surrenders is $100,000 - $10,000 = $90,000. Remaining Surrenders equal $50,000. This amount will reduce Premium Payments proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted Premium Payment of $57,857.
•The Premium Payment is $57,857
•The Maximum Anniversary Value adjusted for any partial Surrenders
•Assume the Maximum Anniversary Value was $140,000
•Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
•The MAV is $83,571
Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a partial Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]
Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$120,000],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
APP B-23

Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($10,000), which equals $90,000. The cap is 200% of $90,000, which is $180,000.
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and add 40% of gain [$120,000 + 40% ($12,000)] which totals $132,000. This is the greatest of the four values compared, and so is the Death Benefit.
Annuity Commencement Date Deferral Option
This example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
APP B-24

Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).
APP B-25

Appendix C — Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of these riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?
•Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Partial Surrenders will reduce or eliminate this benefit. Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percentage
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percentage
Builder Portfolios
•Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy the riders?
The riders are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percentage.
•A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
•For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.
•The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of these riders.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Fee Table at any time 12 months after either rider’s effective date.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
APP C-1

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
•If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. For Plus Contracts, your initial Payment Base equals your initial Premium Payment and any Payment Enhancements. Your Payment Base will fluctuate based on:
•automatic Payment Base increases; and
•subsequent Premium Payments; and
•partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).
•Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose either of these riders. The following table describes how these options operate:

	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:
•your Annuity Commencement Date;
•the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or
•You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base
APP C-2

on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
See Examples 3-9 and 12-15 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Partial Surrenders reduce the potential for step-ups.
•Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, GMDB and rider fees. See “What happens if you change ownership?” below.
•Option Conversion. We reserve the right to offer a one-time only conversion from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to and 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission, however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.
•Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
•For Pus Contracts, Payment Enhancements are included as part of Contract Value and Premium Payments when calculating the Benefit Amount. Because Payment Enhancements are included in your Payment Base, you receive the benefit of those Payment Enhancements under the rider.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, early withdrawals, meaning withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and GMDB.
As shown in the following table, the Withdrawal Percentage for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percentage for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percentage
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.
1.If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percentage age band; or
2.If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percentage will be effective on the next birthday that brings the Relevant covered Life into a new
APP C-3

Withdrawal Percentage age band. Your new Withdrawal Percentage will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;
3.If the requirements in 1 or 2, above have not been met, your new Withdrawal Percentage will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percentage age band.
If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percentage increases even if you decline future fee increases.
For more information, please refer to Example 24 in Lifetime Income Builder Selects and Lifetime Income Builder Portfolios Examples in Appendix B for more information.
Is either rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments adjusted for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The GMDB will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:
•It cannot be re-elected;
•You will not receive any Lifetime Withdrawal Payments;
•We will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•You will no longer be subject to this rider’s Investment Restrictions; and
•You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
APP C-4

Effect on rider charge. On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to “Does the Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, (i) if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or (ii) if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:
1.    You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.
a.One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.
b.If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.
c.If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.
2.    Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:
a.You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b.Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.
c.Ongoing Lifetime Benefit Payments will continue to reduce the remaining GMDB on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the GMDB will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.
d.We will no longer accept subsequent Premium Payments.
e.We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
f.Automatic Increases on Contract anniversary will no longer apply.
g.If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the GMDB will be lost.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any
APP C-5

other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Lifetime Income Builder Selects and Lifetime Income Builder Portfolios" under Appendix B - Examples.
See Examples 21 and 22 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes after the first six months from Contract Issue date, then:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer such rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
APP C-6

Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?
•Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
APP C-7

•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and
•The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life cannot name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less
APP C-8

than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix B. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal
APP C-9

Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. These restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•If you had elected the conversion option from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the GMDB and the Contract Value on the date of the rescission.
•Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.
•While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.
•The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
APP C-10

•Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Fee Table.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.

APP C-11

Appendix D — Principal First
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First rider. (See below for impacts.)
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
Principal First - Step-Up
Any time after the 5th year Principal First has been in effect, you may elect to “step-up” the benefit. If you choose to step-up the benefit, your Benefit Amount is recalculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to step-up if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the step-up benefit has been in place, you may choose to step-up the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can step up without waiting for the 5th year their Contract has been in force.
We currently allow you to step-up on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a step-up to occur on your Contract Anniversary. At the time you elect to step-up, we may be charging more for Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon step-up we will charge you the current charge. Before you decide to step-up, you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect step-ups that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called “election dates” in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:
•We will accept requests for a step-up in writing, verbally or electronically, if available.
•Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election.
•We will not accept any written election request received more than thirty (30) days prior to an election date.
•We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.
•If an election form is received in good order within the 30 days prior to an election date, the step-up will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.
•We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.
•Your election is irrevocable. This means that if your Contract Value increases after your step-up, you cannot ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.
When can you buy this rider?
Principal First rider is closed to new investors and post issue election.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Annuity Commencement Date Deferral Option, this rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your Contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under this rider, you may continue to
APP D-1

do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your Contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of ownership of this Contract.
Does the Benefit Amount change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
For Plus Contract, Payment Enhancements are included as part of Contract Value when calculating the Benefit Amount, but are excluded from Premium Payments.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Partial Surrenders reduce the potential for step-ups.
Excess withdrawals may significantly reduce or termination this benefit.
See Example 1 and 7 under Principal First in Appendix B.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment. See Example 2 under Principal First in Appendix B.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
Guaranteed withdrawals may begin at any time after issuance.
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If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
See Examples 3 through 6 for Principal First in Appendix B.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (a) age 70½ for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions. An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Benefit Payment include any applicable CDSC.
Surrenders can severely affect the value of the benefit. If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Principal First" under Appendix B - Examples.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
APP D-3

•The Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Annuity Payout Option ("PF" Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PF Annuity Payout Option we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
•The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.
•Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.
•Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.
•Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
•Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available after the Annuity Commencement Date may be less than Benefit Payments.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
APP D-4

•The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Fee Table and this section.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
•Withdrawals can deplete and even eliminate death benefits.
•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.

APP D-5

Appendix E — Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
•Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
•Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
Your current rider charge will not increase after the rider Effective Date.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:
•Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
APP E-1

•Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB. Please refer to "Is the rider designed to pay you a Death Benefit" discussion below and the Examples in Appendix B for a more complete description of these effects.
For Plus Contracts, Payment Enhancements are included as part of Contract Value when calculating the Payment Base, but are excluded from Premium Payments.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so.
See Examples 18 through 20 under the Lifetime Income Builder II in Appendix B.
Is this rider designed to pay you a Death Benefit?
Yes. This GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
APP E-2

Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” discussion below for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
•we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8, 11, 12, 13 and 14 under the Lifetime Income Foundation in Appendix B for more information.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit include (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see Section 10.a State Variations)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
APP E-3

Please see "Can your Spouse continue your Withdrawal Benefit?" and "Are there restrictions on how you must invest?" for more information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Lifetime Income Foundation" under Appendix B - Examples.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 80.

APP E-4

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract
APP E-5

Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the GMDB will be set equal to the Contract Value and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
APP E-6

Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix A and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
APP E-7

Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
APP E-8

•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
•If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Foundation in Appendix B.
•We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
•In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

APP E-9

Appendix F — Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
•Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, if applicable, multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
•Guaranteed Minimum Death Benefit (GMDB). The GMDB provides a Death Benefit equal to the greater of (i) Premium Payments reduced for Partial Surrenders or (ii) Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older, or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
APP F-1

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Thereafter, the Payment Base will be adjusted as a result of any of the following three actions.
•Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases are based on your then current Anniversary Contract Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. See Examples 7, 8, 15 and 16 under Lifetime Income Builder II in Appendix B for an example of how automatic Payment Base increases are calculated.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
•Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB.
Please refer to the "Is the rider designed to pay you a Death Benefit" discussion below and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix B for a more complete description of these effects.
For Plus Contracts, Payment Enhancements are included as part of the Contract Value when calculating the Payment Base, but are excluded from Premium Payments.

APP F-2

Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under Lifetime Income Builder II in Appendix B.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Builder II in Appendix B.
Is this rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) the Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see section 10.a. State Variations)).
Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix B.

APP F-3

Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the GMDB shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see section 11.a. State Variations)).
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
•we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see Section 10.a State Variations)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to “Does the Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix D for more information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Lifetime Income Builder II" under Appendix B - Examples.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the
APP F-4

section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then we will:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer this rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 75.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
APP F-5

Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date
APP F-6

•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
See Example 17 under Lifetime Income Builder II in Appendix B.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be
APP F-7

made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix B.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set
APP F-8

on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
•This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
•Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Example 18 through 20 under Lifetime Income Builder II in Appendix B.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
APP F-9

•We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
•In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
APP F-10

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting:

Class of Contract	Website Address
Leaders Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589562
Leaders Access Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589554
Leaders Plus Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589547
Leaders Outlook Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589463
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Identifier: C000061170

Statement of Additional Information
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
Leaders Series IV*
Leaders Access Series IV*
Leaders Plus Series IV*
Leaders Outlook Series IV*

*This Statement of Additional Information is related to four different classes of the Contract: Access, Core, Outlook and Plus. The classes have different fees and expenses (including surrender charges and periodic charges).
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:

Class of Contract	Website Address
Leaders Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589562
Leaders Access Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589554
Leaders Plus Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589547
Leaders Outlook Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589463

Date of Prospectus: May 1, 2025
Date of Statement of Additional Information: May 1, 2025

General Information and History
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company (the "Company") is a stock life insurance company originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently re-domiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company.
Our corporate offices are located at 1 American Row, Hartford, CT 06103.
Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference in this registration statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which expresses an adverse opinion on the statutory-basis financial statements on the basis of Accounting Principles Generally Accepted in the United States of America and an unmodified opinion in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. The financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life and Annuity Insurance Company Separate Account Seven as of December 31, 2024, incorporated by reference in this Statement of Additional Information, have also been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Exela Technologies
Exela Technologies ("Exela"), formerly known as Regulus Group, LLC, which has its principal office at 2701 E. Grauwyler Road, Irving, TX 85061, provides certain mail room and indexing services to us in connection with our administration of our annuity products. Exela is not affiliated with us, the Separate Account(s) or any of our affiliates, including the Contract's principal underwriter, Talcott Resolution Distribution Company, Inc. We pay Exela for its services on a monthly basis for the work performed based on volume and and its complexity. The dollar amount of fees paid to Exela in 2024 was $461,927, in 2023 was $361,062 and in 2022 was $321,358.
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Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 American Row, Hartford, CT 06103.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been:: 2024: $12,760,719; 2023: $10,631,638; and 2022: $13,804,634.
Other Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven and of Talcott Resolution Life and Annuity Insurance Company are hereby incorporated by reference to the N-VPFS, File No. 811-09295 filed by the Separate Account with the SEC on April 18, 2025 . The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
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